Exhibit 10.9
Portions herein identified by [***] have been omitted pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
TRAFFIC REPORT SUPPLY AGREEMENT
BETWEEN:
THE AUSTRALIAN TRAFFIC NETWORK PTY LIMITED ABN 53078993736
(“ATN”) AND
AUSTEREO PTY LIMITED ABN 85 007 914 641 (“Austereo”)
INTRODUCTION
A.	Austereo is the licensee of the radio broadcasting stations known as 2Day FM and Triple M in Sydney, Fox FM and Triple M in Melbourne, B105 and Triple M in Brisbane, SA FM and Triple M in Adelaide and Mix 94.5 and 92.9 in Perth.

B.	Austereo has requested that ATN provide Traffic Reports and Tags for use on the Stations, and ATN has agreed to provide the Traffic Reports with Tags.

C.	ATN has agreed to produce and broadcast the Traffic Reports and Tags in accordance with the terms of this agreement.
1. DEFINITIONS AND INTERPRETATION
1.1 DEFINITIONS
In this agreement:
Austereo means the licensee of the Stations that are party to this agreement.
BSA means the Broadcasting Services Act 1992 (Cth)
Commencement date means 1 July 2006.
CRA Codes means the Commercial Radio Australia Codes of Practice and any Commercial Radio Standards endorsed or applied (as the case may be) by the Australian Communications and Media Authority pursuant to the BSA.
Fee means $[***] in monthly instalments of $[***], which is consideration for the Tags, airtime and potential conflicts.
Force Majeure means acts of God, fire, unavoidable accident, acts of war, (declared or undeclared) laws, rules, regulations and orders of any Government or Government Agency, emergency broadcast or other broadcast requirements under CRA Codes or as a result of government requirements, strikes, walkouts, lockouts and other disturbances, delays in transportation, floods, storms and other natural disturbances, the failure or destruction of any technical equipment, weather or flying conditions, and other matters beyond the control of, or not reasonably foreseeable to the party concerned (other than the ability of the party for whatever reason, to pay money it is obliged to pay), whether or not similar to those enumerated.

Notice includes all notices, consents, requests, waivers, demands or other communications by a party to another party permitted or required by this agreement;
Tag means an ten (10) second tags read live by an ATN reporter at the end of each Traffic Report or otherwise supplied in pre-recorded form, and which complies in content and style with the standard Austereo policy for allowable Tags or credit lines permitted to other sponsors on the Stations.
Term means two years from the Commencement Date.
Traffic Report means a report on road traffic conditions for the Station area, together with a Tag.
Stations mean the following radio stations that are controlled or operated by Austereo:
2Day FM and Triple M (Sydney)
Fox FM and Triple M (Melbourne)
B105 and Triple M (Brisbane)
SA FM and Triple M (Adelaide)
Mix94.5 and 92.9 FM (Perth)
1.2 INTERPRETATION
In this agreement including the recitals unless the contrary intention appears;
(a)	words denoting the singular include the plural and vice versa;

(b)	a reference to any one of an individual, corporation, partnership, joint venture, association, authority, trust or government, includes (as the context requires) any other of them;

(c)	a reference to a party is a reference to a party to this agreement and includes that party’s executors, administrators, successors and permitted assigns; and

(d)	related body corporate has the meaning ascribed by section 50 of the Corporation Law.
2. BROADCAST OF REPORTS AND COMMERCIAL ANNOUNCEMENTS
2.1	ATN agrees to provide to Austereo, at ATN’s expense, and Austereo agrees to broadcast on Stations from the Commencement Date (subject to clause 2.2) and for the Term:
(a)	a minimum number of Traffic Reports per day;

(b)	Monday to Sunday inclusive;

(c)	fifty two weeks per annum,
as described in Schedule A attached and in accordance with specifications in Schedule B attached and at other times or for special events as agreed between the parties from time to time except Christmas Day.
2.2	In addition to the times listed on Schedule A, ATN will, during the Term, forward any significant traffic information to Austereo, if and when it should become available.
2.3	Austereo reserves the right for its Stations to edit the Tags should the Tags not meet Austereo programming guidelines as described on Schedule C. Any editing will be done with the prior knowledge and cooperation of the advertiser and ATN.
2.4	Immediately after each Traffic Report provided by ATN, Austereo must broadcast on the Station a Tag that will be provided live to Austereo by ATN as part of the Traffic Report. If,

by agreement with Austereo a Tag is not read live by ATN, or if Austereo prefers to play a recorded Tag, then the Austereo must themselves broadcast the recorded Tag immediately after the Traffic Report. All payments received for the Tag will be for the benefit of ATN.
2.5	Notwithstanding anything to the contrary contained in this agreement, Austereo is not obliged to broadcast any Traffic Report which is, in the reasonable opinion of Austereo:
(a)	unreliable;

(b)	not of broadcast quality; or

(c)	in breach of the BSA, the CRA Codes or is otherwise contrary to law.
2.6	ATN warrants to and agrees with Austereo that no Traffic Report provided by it to Austereo will contain any matter which is in breach of BSA, the CRA Codes or which is otherwise contrary to law or in breach of the proprietary or other rights of any person.
2.7	All Traffic Reports will be broadcast from ATN aircraft, ATN premises, or other place of broadcast, via appropriate communication technology as shall be mutually agreed from time to time. All costs associated with ATN providing the Traffic Reports will be the sole responsibility of ATN.

2.8	ATN will ensure that for the Term:
(a)	the Traffic Reports are of a consistently high quality, containing relevant and timely information so as to be of maximum benefit to the audience of the Stations; and

(b)	the persons engaged by ATN at its expense for the purpose of presentation of the Traffic Reports are persons who are approved by Austereo as being suitable for broadcasting to the audience of Stations.
3. CLEARANCE OF REPORTS AND COMMERCIALS
3.1	Austereo agrees to carry on all Stations, the Traffic Reports in accordance with Schedule A, or as otherwise mutually agreed in writing from time to time by the parties. Any additions, deletions, or changes to Schedule A must be mutually approved at least thirty days in advance of any anticipated change.
3.2	Nothing in this agreement will affect the right of ATN to provide to other radio or television stations the same Traffic Reports or Traffic Reports containing the same or similar information as those provided to Austereo for its Stations.
3.3	In addition to Traffic Reports, ATN will supply, at the request of Austereo, reports for special promotional events, sporting events, beach reports or weekend reports. These reports will also carry a Tag at the conclusion of each report, and the reports will be scheduled and agreed upon at least 30 days in advance. Emergency and disaster reports will be provided to Austereo without a Tag.
3.4	In the event of a recorded or delayed broadcast of a Traffic Report, Austereo agrees to broadcast Traffic Reports within five minutes of the times listed on Schedule A.
3.5	In the event of a delayed or recorded broadcast, Austereo must verify to ATN that the Traffic Reports were broadcast. If ATN so requests, within 5 weeks of the allocated broadcast date for the requested Traffic Report, Austereo must provide written verification of the times that the Traffic Reports were broadcast as required under this agreement and in the absence of obvious and material error, such written verification will be conclusive evidence that the Traffic Reports were broadcast under this agreement.

4. FAILURE TO BROADCAST
Neither ATN nor Austereo will incur any liability under this agreement because of any failure to provide or failure to broadcast any Traffic Reports due to Force Majeure.
5. NON-DISCLOSURE OF INFORMATION, COPYRIGHT AND CREDITS
5.1	Austereo acknowledges that ATN owns copyright in all Traffic Reports provided by ATN.
5.2	ATN acknowledges that, subject to clause 3.2, Austereo owns the copyright in its broadcast of the Traffic Reports on Stations.
5.3	Austereo acknowledges that ATN will be entitled to provide to other radio stations, Traffic Reports which are substantially identical in content to the Traffic Reports provided to Austereo under this agreement, but it is agreed that the voicing or personality used for Station’s Traffic Reports may not be used by any station considered by Austereo in its sole discretion, to be competitive with any Austereo Stations without the prior consent of Austereo.
5.4	ATN licenses Austereo to broadcast on the Stations, Traffic Reports provided to Austereo by ATN and to make a taped copy of that Traffic Report solely for the purpose of making a delayed broadcast on Stations as permitted pursuant to clause 3.5 and to edit the Traffic Report (provided that the Tag is incorporated in full) for such delayed broadcast. Austereo have no other rights in the Traffic Reports provided by ATN and, without limiting generality, must not without the prior written consent of ATN broadcast the Traffic Reports on any other Stations owned or operated by Austereo or any of their related bodies corporate nor provide copies or purport to authorise any other Austereo station to re-broadcast such Traffic Reports.
5.5	Austereo must not, without the prior written consent of ATN, provide (other than by broadcast required pursuant to this agreement) or sell to any other entity broadcasting in any market, the information or any part of the information contained in the Traffic Reports provided by ATN.
6. ASSIGNMENT AND MODIFICATIONS
6.1.	This agreement cannot be assigned by either party except to its related bodies corporate.

6.2.	This agreement represents the entire understanding between the parties. No waiver, alteration, or modification of any provision hereof shall be binding unless in writing and signed by authorised agents or employees of both parties to this agreement.
7. TERM AND TERMINATION
7.1.	This agreement shall commence on the Commencement Date and shall continue for the Term.

7.2.	Austereo have the option to terminate this agreement immediately by written notice to ATN in the event that ATN fails to generate the Traffic Reports required under this agreement for a period of more than [two] consecutive days, Monday through Friday, unless the reports were not generated by reason of Force Majeure.

7.3.	Either party may terminate this agreement at any time on [thirty (30)] days notice in writing if the other party commits any material breach of any term of this agreement which (in the case of a breach being capable of being remedied) has not been remedied within fourteen days of a written request from the other party to remedy same.

7.4.	Either party may terminate this agreement at any time by forty eight hours notice in writing in the event of a persistent breach (not being one of a trivial nature) or of a serious breach of the provisions of this agreement by the other party that has not been cured within 48 hours of written notice.

7.5.	Either party may terminate this agreement immediately by giving written notice to the other party if that other party becomes insolvent or has a receiver or a manager appointed to all or a substantial part of its assets, or undertaking, or goes into liquidation.
8. ATN EMPLOYEES
Austereo acknowledges that all employees of ATN are engaged under written or verbal contracts with ATN and Austereo may not attempt to solicit employees of ATN without the written consent of ATN during the course of this agreement, or the course of any extensions of this agreement, and for a period of six months after the termination of the agreement.
9. ENFORCEMENT AND INDEMNITY
9.1	Austereo recognises that the Traffic Reports are subject to copyright, and that unauthorised use of such Traffic Reports may be the subject of injunctive relief, as well as a claim in damages.

9.2	Austereo indemnifies and must keep indemnified ATN against all liabilities, damages, losses, (excluding indirect and consequential losses) costs and expenses suffered, paid or incurred by ATN (including legal fees on a party-party basis) as a result of or in connection with a breach by Austereo of this agreement or any wilful or negligent act or default by Austereo.

9.3	ATN indemnifies and must keep indemnified Austereo against all liabilities, damages, losses, (excluding indirect and consequential losses) costs and expenses suffered, paid or incurred by Austereo (including legal fees on a party-party basis) as a result of or in connection with a breach by ATN of this agreement or any wilful or negligent act or default by ATN.

9.4	ATN indemnifies and must keep indemnified Austereo against all liabilities, damages, losses, (excluding indirect and consequential losses) costs and expenses suffered, paid or incurred by Austereo (including legal fees on a party-party basis) arising out of the content and/or broadcast of the Traffic Reports referred to in clause 2.1.
10. GENERAL
10.1	This agreement shall be governed by and shall be construed in accordance with the laws of New South Wales and the parties submit to the non-exclusive jurisdiction of the courts exercising jurisdiction in New South Wales and all to that of all courts competent to hear appeals in respect of all proceedings arising in connection with this agreement.

10.2	Nothing in this agreement will constitute a partnership or joint venture between ATN and Austereo.

10.3	Any notice, statement or other written communication to be given pursuant to this agreement (A Notice) will be deemed to be duly given if it is given in the manner set out in paragraph 15.
11. CONFIDENTIALITY
Both parties agree that all details of this agreement remain totally confidential and will not be disclosed except as required by law or order of right of a competent authority. Nothing in this clause will prevent a party from disclosing the terms of the agreement to a professional advisor for the purpose of taking advice.
12. AIRCRAFT
Except for periods of inclement weather, maintenance, or other conditions that prevent flying, ATN agrees that the Traffic Reports will be compiled by ATN using aerial or elevated observations by use of aircraft (whether helicopter or fixed wing) in each of the broadcast areas of the Stations during the term of this agreement.
13. FEE
13.1	ATN agrees to pay to Austereo the Fee, and the allocation of the Fee between the Austereo Stations is solely at the discretion of Austereo. {Why change, it makes pro-ration difficult if they don’t run spots?}
13.2	Austereo will provide a suitable invoice at the conclusion of each month setting out the details of the Fee payable, which ATN will pay within forty five (45) days of receipt.
14. SALES PROTECTION
14.1	Austereo understands that ATN will sell advertising Tags for the Traffic Reports. ATN will be allowed to approach any advertiser in any Market, not listed on Schedule B, to negotiate Tags of Traffic Reports. However, if Austereo reasonably believes that the ATN approach to any advertiser currently not advertising on ATN will result in a material decrease in the amount of advertising purchased from the Station by the advertiser, Austereo will notify ATN in writing and ATN will discontinue negotiations with such advertiser until such time as Austereo’s negotiations with the same client are concluded. Austereo may not be unreasonable in withholding its consent for ATN to approach any advertisers.
14.2	ATN will provide the sales offices in each Station market with weekly client activity reports. These activity reports will list all advertising proposals to be made by ATN during the period of the report, and a list of all briefs or correspondence received by ATN from agencies.
14.3	ATN may not submit proposals for advertising contracts to be run on Austereo stations for those advertisers listed on Schedule B. ATN may however submit proposals to the advertisers listed on Schedule B if the advertising is to be aired on non-Austereo stations. Existing clients of ATN at the time of this agreement will not be included on Schedule B.
14.4.	Austereo is not required to broadcast Tags naming or promoting sponsors or products where such promotion or association would diminish the reputation of Austereo or Austereo or its Stations with its target audience, the financial market or clients or is otherwise controversial in a manner which might detrimentally impact the business or brand image of Austereo and/ or the brands of its Stations.
15. NOTICES
15.1	A notice must be in writing and delivered on a Business Day, sent by pre-paid mail (airmail if overseas) or by facsimile to the address or facsimile number of the recipient party set out in paragraph three, or to such other address or facsimile number as that party may from time to time notify the other parties for the purposes of this schedule.
15.2	For the purposes of this agreement, the address and facsimile details of each party are as follows:
ATN
Suite 3902,
100 Miller Street
North Sydney NSW 2060
Telephone: 02 9955 3500

Facsimile: 02 9955 9301
Person to contact: William L. Yde III
AUSTEREO/STATIONS
Austereo Group Limited
Level 14, 50 Goulburn Street
Sydney NSW 2000
Telephone: 02 9375 1041
Attention: Michael Anderson
EXECUTED as an agreement

SIGNED for and on behalf of THE	)
AUSTRALIAN TRAFFIC NETWORK	)
PTY LIMITED by one of its directors in	)
In the presence of:	)

/s/ Justin Kelly	/s/ William Pezzimenti

Witness	Director

Justin Kelley	William Pezzimenti

Name (printed)	Name (printed)

SIGNED for and on behalf of:	)
AUSTEREO PTY LIMITED by its	)
authorised officer in the	)
presence of:	)

/s/ Patrick Joyce	/s/ Michael Anderson

Witness	Authorised officer

Patrick Joyce	Michael Anderson

Name (printed)	Name (printed)

SCHEDULE A

	2Day FM		2MMM
Mon-Fri		Mon-Fri
500		500
530		530
600	☑	600	☑
615	☑	615	☑
630	☑	630	☑
645	☑	645	☑
700	☑	700	☑
715	☑	715	☑
730	☑	730	☑
745	☑	745	☑
800	☑	800	☑
815	☑	815	☑
830	☑	830	☑
845	☑	845	☑
900		900
1000		1000
1100		1100
1200		1200
1300		1300
1400		1400
1500		1500	☑
1515		1515
1520		1520
1530		1530
1540		1540
1545		1545
1600	☑	1600	☑
1615	☑	1615	☑
1620		1620
1630		1630
1640	☑/35	1640
1645	☑/55	1645	☑
1700	☑	1700
1715	☑	1715	☑
1720		1720
1730		1730	☑
1740	☑/35	1740
1745		1745	☑
1800	☑	1800	☑
1815		1815
1820		1820
1830		1830
1840		1840
1845		1845
1900		1900

	20		20

W’ENDS

600		600	☑
630		630	☑
700	☑/☑	700	☑
730	☑/☑	730	☑
800	☑/☑	800	☑
830	☑/☑	830	☑
900	☑/☑	900
1000	☑/☑	1000
1100		1100
1200		1200	☑
1300		1300	☑
1400		1400	☑
1500		1500	☑
1600		1600	☑
1700		1700	☑
1800		1800	☑

	12		13

	32		33

	Fox FM		3MMM
Mon-Fri		Mon-Fri
500		500
530		530
600	☑	600	☑
615	☑	615	☑
630	☑	630	☑
645	☑	645	☑
700	☑	700	☑
715	☑	715	☑
730	☑	730	☑
745	☑	745	☑
800	☑	800	☑
815	☑	815	☑
830	☑	830	☑
845	☑	845	☑
900		900
1000		1000
1100		1100
1200		1200
1300		1300
1400		1400
1500		1500	☑
1515		1515
1520		1520
1530		1530
1540		1540
1545		1545
1600	☑	1600	☑
1615	☑	1615	☑
1620		1620
1630		1630
1640	☑/35	1640
1645	☑/55	1645	☑
1700	☑	1700
1715	☑	1715	☑
1720		1720
1730		1730	☑
1740	☑/35	1740
1745		1745	☑
1800	☑	1800	☑
1815		1815
1820		1820
1830		1830
1840		1840
1845		1845
1900		1900

	20		20

W’ENDS		W’ENDS

600		600	☑
630		630	☑
700	☑/☑	700	☑
730	☑/☑	730	☑
800	☑/☑	800	☑
830	☑/☑	830	☑
900	☑/☑	900
1000	☑/☑	1000
1100		1100
1200		1200	☑
1300		1300	☑
1400		1400	☑
1500		1500	☑
1600		1600	☑
1700		1700	☑
1800		1800	☑

	12		13

	32		33

	B105		4MMM
Mon-Fri		Mon-Fri
500		500
530		530
600	☑	600	☑
615	☑	615	☑
630	☑	630	☑
645	☑	645	☑
700	☑	700	☑
715	☑	715	☑
730	☑	730	☑
745	☑	745	☑
800	☑	800	☑
815	☑	815	☑
830	☑	830	☑
845	☑	845	☑
900		900
1000		1000
1100		1100
1200		1200
1300		1300
1400		1400
1500		1500	☑
1515		1515
1520		1520
1530		1530
1540		1540
1545		1545
1600	☑	1600	☑
1615	☑	1615	☑
1620		1620
1630		1630
1640	☑/35	1640
1645	☑/55	1645	☑
1700	☑	1700
1715	☑	1715	☑
1720		1720
1730		1730	☑
1740	☑/35	1740
1745		1745	☑
1800	☑	1800	☑
1815		1815
1820		1820
1830		1830
1840		1840
1845		1845
1900		1900

	20		20

W’ENDS		W’ENDS

600		600	☑
630		630	☑
700	☑/☑	700	☑
730	☑/☑	730	☑
800	☑/☑	800	☑
830	☑/☑	830	☑
900	☑/☑	900
1000	☑/☑	1000
1100		1100
1200		1200	☑
1300		1300	☑
1400		1400	☑
1500		1500	☑
1600		1600	☑
1700		1700	☑
1800		1800	☑

	12		13

	32		33

	SAFM		5MMM
Mon-Fri		Mon-Fri
500		500
530		530
600	☑	600	☑
615	☑	615	☑
630	☑	630	☑
645	☑	645	☑
700	☑	700	☑
715	☑	715	☑
730	☑	730	☑
745	☑	745	☑
800	☑	800	☑
815	☑	815	☑
830	☑	830	☑
845	☑	845	☑
900		900
1000		1000
1100		1100
1200		1200
1300		1300
1400		1400
1500		1500
1515		1515
1520		1520
1530		1530
1540		1540
1545		1545
1600	☑	1600	☑
1615	☑	1615	☑
1620		1620
1630		1630
1640	☑/35	1640
1645		1645	☑
1700	☑	1700	☑
1715	☑	1715	☑
1720		1720
1730		1730	☑
1740	☑/35	1740
1745		1745	☑
1800	☑	1800	☑
1815		1815
1820		1820	☑
1830		1830
1840		1840
1845		1845
1900		1900

	19		21

W’ENDS		W’ENDS

600		600	☑
630		630	☑
700	☑/☑	700	☑
730	☑/☑	730	☑
800	☑/☑	800	☑
830	☑/☑	830	☑
900	☑/☑	900
1000	☑/☑	1000
1100		1100
1200		1200	☑
1300		1300	☑
1400		1400	☑
1500		1500	☑
1600		1600	☑
1700		1700	☑
1800		1800	☑

	12		13

	31		34

	92.9FM		94.5FM
Mon-Fri		Mon-Fri
500		500
530		530
600	☑	600
615	☑	615
630	☑	630
645	☑	645	☑ 655
700	☑	700
715	☑	715	☑ 655
730	☑	730
745	☑	745	☑ 655
800	☑	800
815	☑	815	☑ 655
830	☑	830
845	☑	845
900		900
1000		1000
1100		1100
1200		1200
1300		1300
1400		1400
1500		1500
1515		1515
1520		1520
1530		1530
1540		1540
1545		1545
1600	☑	1600	☑
1615	☑	1615
1620		1620
1630		1630	☑
1640	☑/35	1640
1645	☑/55	1645
1700	☑	1700	☑
1715	☑	1715
1720		1720
1730		1730	☑
1740	☑/35	1740
1745		1745
1800	☑	1800	☑
1815		1815
1820		1820
1830		1830
1840		1840
1845		1845
1900		1900

	20		9

W’ENDS		W’ENDS

600		600
630		630
700	☑/☑	700
730	☑/☑	730
800	☑/☑	800
830	☑/☑	830
900	☑/☑	900
1000	☑/☑	1000
1100		1100
1200		1200
1300		1300
1400		1400
1500		1500
1600		1600
1700		1700
1800		1800

	12		0

	29		9

SCHEDULE B
EXCLUDED CLIENTS [To be inserted after consultation with Austereo Sales and ATN Sales]

SCHEDULE C
PROGRAMMING GUIDELINES
Tags shall be 10 seconds in duration and shall be subject to the same requirements as imposed on all other Austereo advertising clients from time to time.
The Tags must not be offensive and will not be in breach of the BSA, the CRA Codes and will not be contrary to any law.
The Tags must not contain music beds of any nature.

Amendment #1
TRAFFIC REPORT SUPPLY AGREEMENT
BETWEEN:
THE AUSTRALIAN TRAFFIC NETWORK PTY LIMITED ABN 53078993736
(“ATN”) AND
AUSTEREO PTY LIMITED ABN 85 007 914 641 (“Austereo”)
The definition of “Tag” shall be replaced in its entirety by the following:
Tag means an ten second tags read live by an ATN reporter at the end of each Traffic Report or otherwise supplied in pre-recorded form, and which complies in content and style with the standard Austereo policy for allowable Tags or credit lines permitted to other sponsors on the Stations.
The definition of “Fee” shall be replaced in its entirety by the following:
Fee means $[***] in monthly installments of $[***], which is consideration for the Tags, airtime and potential conflicts.
The following definition is to be added:
Production Fee means $[***] in monthly installments of $[***], which is consideration for the reimbursement of certain costs Austereo incurs in gathering, providing, and reporting traffic conditions.
All other terms and conditions shall remain in full force and effect. The effective date of this amendment is July 1, 2006.
Remainder of page left intentionally blank

EXECUTED as an agreement

SIGNED for and on behalf of THE	)
AUSTRALIAN TRAFFIC NETWORK	)
PTY LIMITED by one of its directors in	)
In the presence of:	)

/s/ Patrick Quinlan	/s/ William Pezzimenti

Witness	Director

Patrick Quinlan	William Pezzimenti

Name (printed)	Name (printed)

SIGNED for and on behalf of:	)
AUSTEREO PTY LIMITED by its	)
authorised officer in the	)
presence of:	)

/s/ Patrick Joyce	/s/ Michael Anderson

Witness	Authorised officer

Patrick Joyce	Michael Anderson

Name (printed)	Name (printed)